DELAWARE POOLED® TRUST

The Focus Smid-Cap Growth Equity Portfolio
The Select 20 Portfolio
(each a “Portfolio” and collectively, the “Portfolios”)

Supplement to the Portfolios’ Prospectus dated February 26, 2016

Effective immediately, the following replaces the information in the Portfolios’ prospectus in the section entitled “Management of the Trust – Manager of managers structure”:

The Portfolios and the Manager have received an exemptive order from the Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend sub-advisory agreements on behalf of the Portfolios without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Portfolios’ Board, for overseeing the Portfolios’ sub-advisors and recommending to the Portfolios’ Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Portfolios or the Manager.

The Manager is relying upon the exemptive order and is using the Manager of Managers Structure for The Emerging Markets Portfolio, The Labor Select International Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio and The Select 20 Portfolio. The current sub-advisory agreement for The Emerging Markets Portfolio and The Labor Select International Equity Portfolio took effect on or about January 4, 2010. The current sub-advisory agreement for The Focus Smid-Cap Growth Equity Portfolio and The Select 20 Portfolio will take effect on or about June 1, 2016. The Manager may, in the future, recommend to the Board of one or more of the other Portfolios the establishment of the Manager of Managers Structure for these Portfolios by recommending the hiring of one or more subadvisors to manage all or part of the Portfolios’ portfolios.

The Manager of Managers Structure enables the Portfolios to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Portfolios without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

The Portfolios and the Manager are now seeking expanded exemptive relief with the SEC for a new manager of managers exemptive order (the “New MOM Order”) that would permit the Manager, with the approval of the Portfolios’ Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of a Portfolio without shareholder approval. If the Portfolios and the Manager are granted the New MOM Order that includes relief related to any affiliated subadvisors, the order would permit the Manager to recommend and hire a broader universe of sub-advisors than it may hire currently. Shareholders of the Portfolios (except for The Large-Cap Value Equity Portfolio) approved the use of the New MOM Order subject to the SEC’s granting such relief. Shareholders of The Large-Cap Value Equity Portfolio did not approve the use of the New MOM Order.

Neither Delaware Management Company nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Please keep this Supplement for future reference.

This Supplement is dated May 27, 2016.